Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 13, 2020 (the “Amendment Effective Date”), is made among COHERUS BIOSCIENCES, INC., a Delaware corporation (the “Borrower”), HCR COLLATERAL MANAGEMENT, LLC, as administrative agent (in such capacity, “Administrative Agent”) and the Lenders signatory hereto representing the Required Lenders.

Borrower, the Lenders and Administrative Agent are parties to a Credit Agreement dated as of January 7, 2019 (as amended, restated or modified from time to time, the “Loan Agreement”). Borrower has requested that the Required Lenders agree to certain amendments to the Loan Agreement. The Required Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1      Definitions; Interpretation.

(a)            Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)            Interpretation. The rules of interpretation set forth in Section 1.02 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2      Amendment to the Loan Agreement. Section 8.03(h)(vi) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(vi) immediately after giving effect to the incurrence of any Convertible Bond Indebtedness, the aggregate outstanding amount of all Convertible Bond Indebtedness (excluding, for the avoidance of doubt, the Existing Convertible Notes) shall not exceed the greater of (x) $230,000,000 and (y) twenty percent (20%) of the Borrower’s Market Capitalization as of the date of pricing for such Convertible Bond Indebtedness,”

SECTION 3      Miscellaneous.

(a)            References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)            Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(c)            Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(d)            Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(e)            Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(f)            Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

(g)            Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:	COHERUS BIOSCIENCES, INC., a Delaware corporation

	By:	/s/ Dennis Lanfear
Name: Dennis Lanfear
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

Acknowledged and agreed:

ADMINISTRATIVE AGENT:	HCR Collateral Management, LLC

	By:	/s/ Clarke B. Futch
Name: Clarke B. Futch Title: Managing Partner

[Signature Page to First Amendment to Credit Agreement]

LENDERS:	HEALTHCARE ROYALTY PARTNERS III, L.P., a Delaware limited partnership

By: HealthCare Royalty GP III, LLC, its general partner

	By:	/s/ Clarke B. Futch
Name: Clarke B. Futch Title: Managing Partner

HCRP OVERFLOW FUND, L.P.,
a Delaware limited partnership

By: HCRP Overflow GP, LLC, its general partner

	By:	/s/ Clarke B. Futch
Name: Clarke B. Futch Title: Managing Partner

MOLAG HEALTHCARE ROYALTY, LLC,
a Delaware limited liability company

	By:	/s/ Clarke B. Futch
Name: Clarke B. Futch Title: Managing Partner

[Signature Page to First Amendment to Credit Agreement]

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